Exhibit 21.1

Quanta Services, Inc.
Subsidiaries List

The following is a list of the subsidiaries of Quanta Services, Inc. showing the jurisdiction of incorporation or organization and the names under which each subsidiary does business (in italics). The names of certain subsidiaries may be omitted as such subsidiaries, considered as a single subsidiary, would not constitute a significant subsidiary.

Subsidiary and Names Under Which Subsidiary Does Business	Jurisdiction of Incorporation or Organization
1 Diamond, LLC Cutting Technology - 1 Diamond, LLC	Delaware
1Diamond AS	Norway
618232 Alberta Ltd. ValAir	Alberta
8246408 Canada Inc. G-TEK G-Vac Advanced Electric Systems, LLC	Quebec
Advanced Utility Testing & Maintenance, LLC Utility Testing & Maintenance, LLC	Delaware
Alexander Publications, LLC	California
Allteck GP Ltd.	British Columbia
Allteck Limited Partnership	British Columbia
Allteck USA, LLC	Deleware
Apprenticeship Programs, Inc	Idaho
Arnett & Burgess Oil Field Construction Limited	Alberta
Arnett & Burgess Pipeliners (Rockies) LLC	Delaware
Arnett & Burgess Pipeliners Ltd.	Alberta
B&N Clearing and Environmental, LLC	Delaware
Banister Pipelines Constructors GP Ltd.	British Columbia
Banister Pipelines Limited Partnership	British Columbia
Blackbox Technologies International	Texas
Blattner Canada, LLC	Minnesota
Blattner Energy, LLC Blattner Energy, PLLC	Minnesota
Blattner Holding Company, LLC Blattner Company	Minnesota
Blattner Investments, LLC	Minnesota
Brent Woodward, Inc.	Oregon
Brink Constructors, Inc. Brink Constructors, Inc. A Corporation Of South Dakota	South Dakota
Cable Communication Services, LLC	Delaware
Calico Real Properties, LLC	Delaware
CanACRE (U.S.A.) Inc.	Delaware
CanACRE (USA) Brokerage, Inc.	Delaware
CanACRE Ltd.	British Columbia
Canadian Utility Construction GP Ltd.	British Columbia

Canadian Utility Construction Limited Partnership	British Columbia
Carolina Power & Signalization, LLC	Delaware
Catalyst Changers Inc.	Alberta
Catalyst Changers Trinidad, ULC	British Columbia
Cat-Spec, Ltd.
Cat Spec Limited, LP
Cat Spec, Ltd
CAT SPEC, Ltd.
Cat Spec, Ltd. L.P.
Cat Spec, Ltd., LP
Cat Spec., Ltd. LP
Cat-Spec Ltd, LP
CAT-SPEC, Limited Partnership
CAT-SPEC, Limited Partnership (Regd Name)
CAT SPEC, Ltd. (Part Name)
Cat-Spec, Ltd (A Domestic limited Partnership)
Cat-Spec, Ltd. Limited Partnership
Cat-Spec, Ltd., L.P.
      Cat-Spec, Ltd., LP (Used in VA By: Cat-Spec, Ltd.)
Texas
Citadel Industrial Services, Ltd. Citadel Industrial Services, L.P. Citadel Industrial Services, Ltd. Limited Partnership Citadel Industrial Services, Ltd., L.P.	Texas
Coe Drilling Pty Ltd.	Australia
Conam Construction Co. Conam Construction Co., Inc.	Texas
Consolidated Power Projects Australia Pty Ltd Conpower Consolidated Power Industries	Australia
Conti Communications, Inc.	Delaware
Crux Subsurface Canada Ltd.	British Columbia
Crux Subsurface, Inc.	Delaware
D.H. Blattner & Sons, Inc.	Minnesota
D.H. Blattner & Sons, LLC	Minnesota
Dacon Corporation	Delaware
Dashiell Corporation Dashiell (DE) Corporation (Dashiell Corporation) Dashiell Corporation DBA Dashiell (DE) Corporation Dacon Corporation	Delaware
Dashiell MI Corporation	Delaware
Digco Utility Construction, L.P. Digco Utility Construction Limited Partnership	Delaware
DOD Fueling Contractors Pty Ltd.	Australia
Dorado Specialty Services, Ltd. Dorado Specialty Services, L.P. Dorado Specialty Services, Ltd. L.P. Dorado Specialty Services, Ltd. Limited Partnership Dorado Specialty Services. Ltd., L.P.	Texas
EHV Power ULC	British Columbia
Elite Construction of Ocala, LLC	Delaware
Elite Fabrication, Ltd. Elite Fabrication, LP	Texas

Elite Piping & Civil, Ltd.
Elite Piping & Civil Limited Partnership
Elite Piping & Civil Ltd, L.P.
Elite Piping & Civil, Limited Partnership
Elite Piping & Civil, Ltd. Limited Partnership
Elite Piping & Civil, Ltd., L.P.
Elite Piping and Civil, L.P.
Texas
Elite Turnaround Specialists, Ltd.
Elite Turnaround Specialists Limited Partnership
Elite Turnaround Specialists Limited Lp
Elite Turnaround Specialists Limited Partnership
Elite Turnaround Specialists Ltd. L.P.
Elite Turnaround Specialists, L.p.
Elite Turnaround Specialists, Limited Partnership
ELITE TURNAROUND SPECIALISTS, LTD
Elite Turnaround Specialists, Ltd, Lp
Elite Turnaround Specialists, Ltd. Limited Partnership
Elite Turnaround Specialists, Ltd., LP
Texas
Energy Consulting Group, LLC	Delaware
Energy Services West, LLC	Delaware
Energy Services, West	Delaware
Enscope Pty Ltd	Australia
FiberTel, LLC Fibertel Communications	Utah
FIC GP, LLC	Delaware
Field Personnel Services, LLC	Delaware
First Infrastructure Capital Advisors, LLC	Delaware
First Infrastructure Capital GP, L.P.	Delaware
Five Points Construction Co.	Texas
Flare Construction, LLC Flare Construction, Inc.	Utah
Fleet Services West, LLC	Delaware
Grid Creative, Inc.	Idaho
Grid Manufacturing Corporation Northwest Lineman College	Idaho
Grid Training Corporation Northwest Lineman Center Northwest Lineman College	Idaho
H.L. Chapman Pipeline Construction, Inc.	Delaware
Haverfield International Incorporated Haverfield Aviation Haverfield Aviation, Inc.	Delaware
HBK Engineering, LLC HBK Engineering, PLLC	Illinois
Helibro, LLC	California
Heritage Midstream, LLC	Delaware
Infraestructura ETP de Mexico, S. de R.L. de C.V	Mexico
InfraSource Construction, LLC Infrasource Iowa Underground, LLC InfraSources Construction, LLC IUC ILLINOIS, LLC IUC Nebraska, LLC QS Mats	Delaware
InfraSource Services, LLC	Delaware

InfrasSource Pipeline Construction, LLC	Delaware
Integracion Tecnologica del Peru, SAC	Peru
Intermountain Electric, Inc.
Grand Electric Inc.
IM Electric, Inc.
Ime Electric
Intermountain Electric, Inc. which will do business in California as: Colorado IM Electric
Intermountain Electric, Inc., A Corporation of Colorado
Colorado
IonEarth, LLC	Michigan
Irby Construction Company Irby Construction Company, Inc. Legend Foundation Services Marathon Construction Services	Mississippi
Irbyvalard, LLC	Delaware
Island Mechanical Corporation	Hawaii
J&R Underground LLC	Wisconsin
J.C.R. Construction Co., Inc. J.C.R. Utility Construction Co.	New Hampshire
J.W. Didado Electric, LLC	Delaware
JBT Electric, LLC	Texas
Lazy Q Ranch, LLC DE Lazy Q Ranch, LLC (De) Lazy Q Ranch, LLC	Delaware
Lee Electrical Construction, LLC Lee Utilities, Inc.	North Carolina
Lex Engineering Ltd.	British Columbia
Lindsey Electric, L.P.	Texas
LUMA College for Technical Training, LLC	Puerto Rico
M. G. Dyess, LLC	Mississippi
M. J. Electric, LLC
Great Lakes Line Builders
Iron Mountain M.J. Electric, LLC
IRON POWER SERVICES, A DIVISION OF M. .J ELECTRIC
Iron Power Services
Iron Power Services, A Division of M.J. Electric, LLC
M. J. Electric, LLC – Iron Mountain
M. J. Electric, LLC DBA M. J. Electric Iron Mountain, LLC
M. J. ELECTRIC, LLC IRON MOUNTAIN
M.J. Electric, LLC DBA M.J. Electric Iron Mountain
M.J. Electric, LLC Iron Mountain
M.J. Drilling, A Division of M. J. Electric
M.J. Drilling, A Division of M. J. Electric, LLC
MJ Excavating, A Division of M.J.Electric, LLC
Process Controls & Instrumentation
Process Controls & Instrumentation, A Division of M. J. Electric,LLC
Delaware
MATG I, LLC	Delaware
Mears Canada Corp.	Nova Scotia
Mears Equipment Services, LLC Infrasource Of Pa, LLC Mears Equipment Service, LLC QPS Global Services	Delaware
Mears Group Pty Ltd	Australia
Mears Group, Inc. De Mears Group De Mears Group, Inc. Enscope Ranger Directional	Delaware

Mears Holdings, LLC Mears Holdings Ny, LLC TN Mears Holdings, LLC	Delaware
Mears Installation, LLC	Delaware
Mearsmex S. de R.L. de C.V.	Mexico
Mejia Personnel Services, LLC	Texas
Microline Technology Corporation	Michigan
Mid America Energy Services, Inc. TA Construction Tom Allen Construction Company Inc. Tom Allen Construction Company of Delaware	Delaware
MTS Quanta, LLC Mercer Technical Services MTS Field Services MTS Field Services (Richmond Co)	Texas
NACAP Niugini Ltd.	Papua New Guinea
Nacap PNG Limited	Papua New Guinea
Nacap Pty Ltd.	Australia
NLC CA., Inc. NORTHWEST LINEMAN COLLEGE	Idaho
NLC FL., Inc. Northwest Lineman Center	Idaho
NLC ID., Inc. Northwest Lineman College	Idaho
NLC TX., Inc. Northwest Lineman Center Northwest Lineman Training Center Northwest Lineman Training Center, Inc.	Idaho
North Houston Pole Line, L.P. North Houston Pole Line Limited Partnership QUANTA FOUNDATION SERVICES	Texas
Northern Powerline Constructors, Inc. Chatham Electric	Alaska
NorthStar Energy Services, Inc.
NC Northstar Energy Services, Inc
Quanta Underground Services
Quanta Underground Services (Culpeper Co)
Quanta Underground Services (Spotsylvania Co)
Quanta Underground Services, Inc.
North Star Energy, LLC
North Carolina
Northstar Energy Solutions, LLC	Delaware
Nova Constructors LLC	Japan
Nova Equipment Leasing, LLC	Washington
Nova Group, Inc. NGI Construction NGI Construction, Inc. NGI Construction, Inc. (FN) Nova Group, Inc Nova Group, Inc (CA) Nova Group, Inc. DBA NGI Construction	California
Nova NextGen Solutions, LLC	Delaware
NPC Energy Services LLC	Alaska
O. J. Pipelines Canada Corporation O.J. Pipelines Canada O.J. Industrial Maintenance	New Brunswick

O. J. Pipelines Canada Limited Partnership OJ Industrial Maintenance OJ Pipelines Canada	Alberta
One Call Locators Canada Ltd.	Canada
P.J. Helicopters, Inc.	California
PAR Electrical Contractors, LLC Computapole Didado Utility Company, Inc. J.W. Didado Electric J.W. Didado Electric, Inc. Longfellow Drilling Riggin & Diggin Line Construction Seaward Seaward Corp	Missouri
Par Internacional, S. de R.L. de C.V.	Mexico
PAR Western Line Contractors , LLC QUES Utility Line Management Services	Delaware
Performance Energy Services Guyana, Ltd.	British Virgin Islands
Performance Energy Services, L.L.C.	Louisiana
Phasor Engineering Inc.	Alberta
Phoenix North Constructors Inc.	British Columbia
Phoenix Power Group, Inc.	Delaware
Potelco, Inc. Potelco, Incorporated	Washington
Power Delivery Program, Inc.	Idaho
Price Gregory International, LLC	Delaware
Price Gregory Services, LLC	Delaware
Probst Electric, Inc. Advanced Electric Systems Probst Construction, Inc. Utility Fleet Services	Utah
QEPC Power Solutions, LLC	Delaware
QES GP, LLC	Delaware
QP Energy Services, LLC	Delaware
QPS Engineering, LLC QPS Engineering PLLC QPS Environmental QPS Global QPS Global Services QPS Global Services (Richmond Ci) QPSE	Delaware
QPS Engineering, Ltd. Quanta Inspection Services Quanta Resource Development	Alberta
QPS Flint, LLC QPS Flint Construction QPS Flint Tank Services QPS Professional Services Quanta Environmental Solutions Quanta EPC Services Quanta Tank Services	Delaware
QSI Engineering, Inc.	Delaware
QSI Finance (Australia) Pty Ltd.	Australia

QSI Finance (Cayman) Pvt. Ltd.	Cayman Islands
QSI Finance Canada ULC	British Columbia
QSI Finance GP (US), LLC	Delaware
QSI Finance I (US), LP	Delaware
QSI Finance II (Australia) Pty Ltd.	Australia
QSI Finance II (Lux) S.à r.l	Luxembourg
QSI Finance III (Canada) ULC	British Columbia
QSI Finance III (Lux) SARL	Luxemburg
QSI Finance IV (Canada) ULC	British Columbia
QSI Finance IX (Canada) Limited Partnership	British Columbia
QSI Finance V (US), L.P.	Delaware
QSI Finance VI (Canada) ULC	British Columbia
QSI Finance VII (Canada) Limited Partnership	British Columbia
QSI Finance VIII (Canada) ULC	British Columbia
QSI Finance X (Canada) ULC	British Columbia
QSI Holdings I (Singapore) Pte. Ltd.	Singapore
QSI Holdings II (Singapore) Pte. Ltd.	Singapore
QSI Investment VFD, LLC	Delaware
QSI Investment West, LLC	Delaware
QSI Management, LLC	Delaware
QSI, Inc. De Qsi Inc. Qsi, Inc. Of Delaware	Delaware
QSN Lux Holdings I SCSp	Luxembourg
QSN Lux Holdings II SCSp	Luxembourg
QSN Lux Holdings III SCSp	Luxembourg
QSN Lux Holdings IV SCSp	Luxembourg
QTSL, LLC	Delaware
Quanta Asset Management LLC	Delaware
Quanta Associates, L.P.	Texas
Quanta Aviation Equipment Company, LLC	Delaware
Quanta Aviation Services, LLC	Delaware
Quanta Canada GP ULC	British Columbia
Quanta Canada Holdings III Limited Partnership	British Columbia
Quanta Canada Holdings LP	Alberta
Quanta Canada III GP Ltd.	British Columbia
Quanta Capital GP, LLC	Delaware
Quanta Capital LP, L.P.	Delaware
Quanta Capital Solutions, LLC	Delaware
Quanta Cares	Texas
Quanta East, LLC	Delaware
Quanta Electric Power Services West, LLC	Delaware
Quanta Electric Power Services, LLC	Delaware
Quanta Energized Innovations Ltd.	British Columbia
Quanta Energized Services of Canada Ltd.	British Columbia
Quanta Energized Services U.S., LLC	Delaware
Quanta Energy Services, LLC	Delaware

Quanta Environmental, LLC	Delaware
Quanta Equipment Company Canada GP Ltd.	Alberta
Quanta Equipment Company Canada Limited Partnership	Alberta
Quanta Equipment Company, LLC	Delaware
Quanta Government Solutions, Inc.	Delaware
Quanta Infraestructura de Chile SpA	Chile
Quanta Infrastructure Holdings, LLC	Delaware
Quanta Infrastructure Services, LLC	Delaware
Quanta Infrastructure Services, S. de R.L. de C.V.	Mexico
Quanta Infrastructure Solutions Group, LLC Iron Power Services QEPC Timken Power Systems GS	Delaware
Quanta Inline Devices, LLC	Texas
Quanta Insurance Company, Inc.	Texas
Quanta International Holdings (US) LLC	Delaware
Quanta International Holdings II, Ltd.	British Virgin Islands
Quanta International Holdings IV, Ltd.	British Virgin Islands
Quanta International Holdings V Ltd.	British Virgin Islands
Quanta International Holdings VI Ltd.	British Virgin Islands
Quanta International Holdings VII, Ltd.	British Virgin Islands
Quanta International Holdings, Ltd.	British Virgin Islands
Quanta International Limited	British Virgin Islands
Quanta Kingsvale LP Ltd.	British Columbia
Quanta Lines Pty Ltd.	Australia
Quanta Marine Services, LLC	Delaware
Quanta Mountain West, LLC	Delaware
Quanta Power Australia Pty Ltd	Australia
Quanta Power Delivery, LLC	Delaware
Quanta Power Generation, Inc.	Delaware
Quanta Power Solutions India Private Limited	India
Quanta Services Australia Pty Ltd.	Australia
Quanta Services Chile SpA	Chile
Quanta Services Colombia S.A.S.	Colombia
Quanta Services Costa Rica, Ltda.	Costa Rica
Quanta Services Guatemala, Ltda.	Guatemala
Quanta Services International Holdings II Limited Partnership	British Columbia
Quanta Services International Holdings LP	Alberta
Quanta Services Management Partnership, L.P.	Texas
Quanta Services Netherlands B.V.	Netherlands
Quanta Services of Canada Ltd.	British Columbia
Quanta Services Peru S.A.C.	Peru
Quanta Services Puerto Rico Holdings, LLC	Delaware
Quanta Services Solutions PR, LLC Quanta Services Puerto Rico	Puerto Rico
Quanta Services STPR, LLC Quanta Services Puerto Rico	Puerto Rico
Quanta Subsurface Canada, Ltd.	British Columbia

Quanta Technology Canada ULC	British Columbia
Quanta Technology UK Ltd.	United Kingdom
Quanta Technology, LLC Delaware Quanta Technology, LLC	Delaware
Quanta Tecnología do Brasil Ltda.	Brazil
Quanta Telecommunication Solutions, LLC Quanta Telecom Quanta Telecom Services Quanta Telecommunication Services Quanta Telecommunications Services, LLC	Delaware
Quanta Utility Installation Company, Inc.	Delaware
Quanta Utility Operations PR, LLC	Puerto Rico
Quanta Utility Operations, LLC	Delaware
Quanta West, LLC	Delaware
Quanta Workforce Solutions, LLC	Delaware
Quanta-DCO NJ Green Link, LLC	Delaware
R. R. Cassidy, Inc.	Louisiana
Realtime Engineers, Inc.	Delaware
Realtime Utility Engineers, Inc. Infrasource Engineering Company, PC	Wisconsin
Redes Andinas de Comunicaciones S.R.L.	Peru
RMS Holdings, LLC RMS Holdings, LLC (Delaware) RMS Welding Systems Rms Welding Systems LLC RMS Welding Systems LLC RMS Welding Systems, LLC Rms Welding, LLC	Delaware
Road Bore Corporation	Hawaii
Robinson Brothers Construction, LLC	Delaware
Service Electric Company P.D.G. Electric Service EC (DE), Inc. Service Electric Company (DE) Service Electric Company of Delaware Service Electric Company Of Delaware Service Electric Company, Inc.	Delaware
Servicios de Infraestructura del Peru S.A.C.	Peru
Servicios Par Electric, S. de R.L. de C.V.	Mexico
Southwest Trenching Company, Inc.	Texas
Specialty Tank Services, Ltd.
Specialty Tank Services Limited Partnership
Specialty Tank Services, L.P.
Specialty Tank Services, Limited Partnership
Specialty Tank Services, LP
Specialty Tank Services, Ltd. (LP)
Specialty Tank Services, Ltd. Limited Partnership
Specialty Tank Services, Ltd. LP
Specialty Tank Services, Ltd., L.P.
Specialty Tank Services, Ltd., LP
Texas Specialty Tank Services, Ltd. LP
Texas
Stronghold General, LLC	Texas
Stronghold Holdings (BVI) Limited	British Virgin Islands

Stronghold Inspection, Ltd.
Stronghold Inspection Limited Partnership
Stronghold Inspection Ltd, L.P.
Stronghold Inspection, L.P.
Stronghold Inspection, Limited Partnership
Stronghold Inspection, Ltd. Limited Partnership
Stronghold Inspection, Ltd., L.P.
Texas
Stronghold Specialty General, LLC	Texas
Stronghold Specialty, Ltd. Stronghold Specialty, Ltd. Limited Partnership	Texas
Stronghold Tower Group, Ltd. Stronghold Tower Group, LP Stronghold Tower Group, Ltd, LP Stronghold Tower Group, Ltd., LP	Texas
Stronghold VI, LLC	U.S. Virgin Islands
Stronghold, Ltd. Stronghold Management Holdings, LP Stronghold, Limited Partnership Stronghold, Ltd. Limited Partnership	Texas
Subterra Damage Prevention Specialists Ltd.	Canada
Summit Line Construction, Inc. Summit Line Construction	Utah
Sumter Utilities, Inc.	Delaware
T. G. Mercer Consulting Services, Inc.	Texas
TC Infrastructure Services Ltd.	British Columbia
The Aspen Utility Company, LLC The Aspen Utility Company, LLC	Texas
The ComTran Group, Inc.	Georgia
The Hallen Construction Co., Inc.	New York
The Ryan Company, Inc.
Ryan Company, Inc. of Massachusetts
Ryan Company, Inc.(The)
Ryan Company, Inc., The
The Massachusetts Ryan Company, Inc.
The Ryan Company Inc Of Massachusetts
The Ryan Company Inc of Massachusetts
The Ryan Company Incorporated of Massachusetts
The Ryan Company Incorporated Of Massachusetts
The Ryan Company Of Massachusetts, Inc.
The Ryan Company of Massachusetts
The Ryan Company of Massachusetts (FN)
The Ryan Company of Massachusetts, Inc.
The Ryan Company, Inc. (Massachusetts)
The Ryan Company, Inc. of Massachusetts
The Ryan Company, Incorporated Electrical Contractors
Massachusetts
TurnKey Automation, Ltd.
TurnKey Automation Limited Partnership
TurnKey Automation, Limited Partnership
Turnkey Automation, Ltd. L.P.
TurnKey Automation, Ltd. Limited Partnership
Turnkey Automation, Ltd. LP.
TurnKey Automation, Ltd., Limited Partnership
TurnKey I&E, Ltd.
Texas
Underground Construction Co., Inc. Delaware Underground Construction Co. Ucc - Underground Construction Co. UCC Underground Construction Co., Inc. Underground Construction Co., Inc. (Delaware)	Delaware

Underground Electric Construction Company, LLC	Delaware
Utility Training Services Corporation	Idaho
Valard Construction (Ontario) Ltd.	Ontario
Valard Construction (Quebec) Inc.	Quebec
Valard Construction 2008 Ltd.	Alberta
Valard Construction Australia Pty Ltd.	Australia
Valard Construction LP	Alberta
Valard Construction, LLC Valard	Delaware
Valard Equipment (AB) Ltd.	British Columbia
Valard Equipment GP Ltd.	Alberta
Valard Equipment Limited Partnership	Alberta
Valard Geomatics BC, Ltd.	British Columbia
Valard Geomatics Ltd.	Alberta
Valard Mechanical Ltd.	British Columbia
William E. Groves Construction, LLC Groves Electrical Services	Kentucky
Winco, Inc.
Winco Powerline Services
Winco Powerline Services Inc.
Winco Powerline Services, Inc.
Winco, Inc. an Oregon Based Corporation
Winco, Inc. D/B/A Winco Powerline Services
Winco, Inc. DBA Winco Services Inc.
Winco Helicopters
Oregon